                                                                                                           EXHIBIT 23.2

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

 As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated October 30, 2000 included in Ruddick Corporation's Form 10-K for the year ended October 1, 2000 and to all references to our Firm included in this Registration Statement.

                                                                  /s/     ARTHUR ANDERSON LLP

Charlotte, North Carolina
     June 11, 2001